UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 23, 2003




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



         Delaware                1-9566                 95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



          401 Wilshire Boulevard, Santa Monica, California, 90401-1490
          (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (310) 319-6000



















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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS



      (c) Exhibits

          99.0  Monthly Financial Data as of November 30, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of November 30, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  December 23, 2003                   By:/s/ Douglas J. Goddard
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS


Item


99.0 Monthly Financial Information as of November 30, 2003

                                           First Federal Bank of California, fsb
                                                MONTHLY REPORT OF OPERATIONS
                                             Unconsolidated Financial Highlights
                                                        Unaudited
                                                 (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                          the month         the month          the month           11 months            11 months
                                         ended Nov.30,     ended Oct.31,      ended Nov.30,     ended Nov.30,         ended Nov.30,
                                             2003              2003               2002                2003                 2002


Cash and investment securities       $        124,513  $         123,858  $         183,737  $          124,513   $          183,737
Total assets                         $      4,660,040  $       4,595,776  $       4,248,495  $        4,660,040   $        4,248,495

LOANS:
Total mortgage-backed securities     $        140,786  $         146,215  $         206,424  $          140,786   $          206,424
Total loans, net                     $      4,252,826  $       4,185,893  $       3,721,446  $        4,252,826   $        3,721,446

Loans originated/purchased:
  Single family loans                $        145,713  $         181,141  $          83,064  $        1,528,305   $          588,397
  Multi-family loans                           48,376             38,533             19,501             438,504              392,088
  Commercial real estate loans                  1,500              7,711             10,498              34,187               72,765
  Other                                         2,974              7,652              4,097              48,328               31,549
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        198,563  $         235,037  $         117,160  $        2,049,324   $        1,084,799
                                        ==============    ===============    ===============    ================     ===============

Percentage of ARMs originated:                    94%                93%                45%                 75%                  50%

Loan repayments:
  Single family loans                $         42,427  $          77,257  $         117,065  $          887,852   $          976,168
  Multi-family and commercial real
     estate loans                              85,546             79,627             42,513             640,509              299,263
  Other                                         4,979              2,006              3,949              50,051               98,340
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        132,952  $         158,890  $         163,527  $        1,578,412   $        1,373,771
                                        ==============    ===============    ===============    ================     ===============

Loans sold                           $          1,220  $           2,543  $          29,331  $           85,011   $          104,739

Average rate on loans
   originated/purchased                         4.55%              4.76%              5.36%               4.89%                5.89%
Percentage of portfolio in
   adjustable rate loans                       78.26%             76.83%             70.97%              78.26%               70.97%
Non-performing assets
   to total assets                              0.12%              0.10%              0.13%               0.12%                0.13%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,507,000  $       1,469,000  $       1,167,000  $        1,507,000   $        1,167,000
Reverse
repurchase                           $        122,622  $         126,616  $         155,273  $          122,622   $          155,273
   agreements

DEPOSITS:
Retail deposits                      $      2,506,572  $       2,490,622  $       2,267,154  $        2,506,572   $        2,267,154
Wholesale deposits                             58,096             54,588            260,720              58,096              260,720
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $      2,564,668  $       2,545,210  $       2,527,874  $        2,564,668   $        2,527,874
                                        ==============    ===============    ===============    ================     ===============


Net increase (decrease)              $         19,458  $          22,324  $          (1,596) $           19,634   $         (25,133)

AVERAGE INTEREST RATES:
Yield on loans                                  5.13%              5.29%              6.21%               5.54%                6.20%
Yield on investments                            1.40%              1.79%              3.83%               2.23%                3.66%
Yield on earning assets                         5.06%              5.21%              6.13%               5.45%                6.10%
Cost of deposits                                1.36%              1.38%              2.07%               1.58%                2.45%
Cost of borrowings                              2.99%              3.10%              4.02%               3.24%                4.45%
Cost of money                                   1.98%              2.03%              2.75%               2.20%                3.21%
Earnings spread                                 3.08%              3.18%              3.38%               3.25%                2.89%
Effective net spread                            3.21%              3.30%              3.54%               3.38%                3.06%


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